SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2002

               SKYLYNX COMMUNICATIONS, INC.,
(Exact name of registrant as specified in its charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 388-2880

________________________________________________
(Former name or former address, if changed since last report)

ITEM 2.       DISPOSITION OF ASSETS

       SkyLynx Communications, Inc., f/k/a Basic Technologies, Inc. (the "Company") previously announced and reported that it had formed and organized a new subsidiary, Founders Industries, Inc., a Nevada corporation ("Founders") for the purpose of spinning off to its shareholders, pro rata, its oil and gas interests and properties and other historical assets.

        Effective December 13, 2001, the Company transferred to Founders all of the assets and liabilities of its operating subsidiaries owned at that time solely in exchange for 8,198,356 shares of Founders common stock.

        The Company's Board of Directors declared the spin-off dividend and set the record date for the dividend of February 8, 2002. Shareholders of record of the Company as of February 8, 2002 are entitled to receive one share of Founders common stock for every share of the Company's common stock owned as of the record date. The dividend has been declared, but not yet paid.

        Following the declaration of the dividend, Founders has been in the process of completing its audit and preparing its Registration Statement on Form SB-2 which it plans to file with the Securities and Exchange Commission. Payment of the spin-off dividend is contingent upon the Registration Statement being filed with and declared effective by the Securities and Exchange Commission.

        Pending payment of the dividend, management and operation of Founders and its subsidiaries have been separate from those of the Company's. In its Annual Report on Form 10-KSB for the year ended June 30, 2002, the Company deconsolidated the operations of Founders Industries for the six-month period beginning January 1, 2002 and ending June 30, 2002.

        Effective June 15, 2002, the Company created a Spin-off Trust, with Bryan Walker as Trustee, pursuant to which all 8,198,356 shares of Founders common stock owned by the Company and which were held for distribution in the spin-off were transferred to the trust. Under the terms of the Spin-Off Trust, the Trustee has taken delivery of all of the Founders spin-off shares pending completion of the Registration Statement and having the Registration Statement declared effective and completing the spin-off distribution. Under the terms of the Spin-Off Trust, if the spin-off has not been completed for any reason prior to June 15, 2004, then the Trustee has been authorized to dispose of the spin-off shares in any commercially reasonable fashion and to distribute the proceeds derived from that disposition to the Company's shareholders entitled to participate in the spin-off, pro rata, in lieu of the spin-off distribution of the Founders common stock.

        As a result of the spin-off, the Company has deconsolidated the operations of Founders Industries and its subsidiaries.

        The attached pro forma financial information has been prepared to demonstrate the effect of such spin-off and deconsolidation.
ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a)	Financial Statements of Business Acquired
Not applicable.
(b)	Pro Forma Financial Information

These unaudited pro forma condensed consolidated financial statements of SkyLynx Communications, Inc. are derived from the application of pro forma adjustments to our historical financial statements and to give effect to the terms of our spin-off of Founders Industries, Inc. The unaudited pro forma condensed consolidated statements of operations for the years ended June 30, 2001 and June 30, 2002 have been prepared as if the Founders spin-off had occurred as of the beginning of each reported period. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2001 has been prepared as if the Founders spin-off had occurred as of December 31, 2001.

The following unaudited pro forma condensed consolidated statements of operations do not purport to be indicative of what our operations would have been had the Founders spin-off taken place on the dates indicated. The following unaudited pro forma condensed consolidated balance sheet does not purport to be representative of what our financial position would have been had the Founders spin-off taken place on the date indicated.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and the related notes thereto included in our Annual Report on Form 10-KSB for the year ended June 30, 2002.

UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2001

The unaudited Pro Forma Condensed Balance Sheet as of December 31, 2001 give effect to the spin-off of Founders Industries, Inc. ("Founders") by SkyLynx Communications, Inc. ("SkyLynx" or the "Registrant", known as Basic Technologies, Inc. at the time of the spin-off) as if the spin-off occurred at December 31, 2001. The unaudited Pro Forma Condensed Balance Sheet is based upon the historical financial statements of the Registrant. Effective December 13, 2001, SkyLynx transferred to Founders all of the assets and liabilities of SkyLynx's operating subsidiaries solely in exchange for shares of common stock of Founders. Effective February 8, 2002, SkyLynx declared a dividend to spin-off its shares in Founders to its shareholders on a pro rata basis. The spin-off will be paid after a Registration Statement covering the distribution of the Founders shares has been declared effective by the SEC. The following unaudited Pro Forma Condensed Balance Sheet gives effect to the spin-off of Founders by SkyLynx, which terminated SkyLynx's ownership in its operating subsidiaries.

The pro forma adjustments and the resulting unaudited Pro Forma Condensed Balance Sheet has been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The unaudited Pro Forma Condensed Balance Sheet has been prepared for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the spin-off had been consummated at December 31, 2001. Furthermore, the unaudited Pro Forma Condensed Balance Sheet does not reflect changes that may occur as the result of post-spin-off activities and other matters.

The unaudited Pro Forma Condensed Balance Sheet and notes thereto should be read in conjunction with the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended June 30, 2002.

UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2001
	SkyLynx			SkyLynx
	Communications,	Founders		Communications,
	Inc.	Industries,		Inc.
	As Reported	Inc. (1)		Pro Forma
Current assets:
Cash	$ 1,420	$ -		$1,420
Receivables	43,271	(43,271)	A	-
Inventories	46,224	(46,224)	A	-
Prepaid expenses	431	(431)	A	-
Deferred tax asset	134,354	-		134,354
Total current assets	225,700	(89,926)		135,774

Equipment, net	320,386	(320,386)	A	-
Certificate of deposit	114,503	(114,503)	A	-
Proved developed oil reserves	3,735,000	(3,735,000)	A	-
Acquisition goodwill, net	814,430	(814,430)	A	-
Deferred tax asset	397,734	-		397,734
Other assets	24,674	(24,187)	A	487

Total assets	$ 5,632,427	$ (5,098,432)		$ 533,995

Current liabilities:
Current portion of long-term debt	$48,162	$ (48,162)	A	$ -
Short-term notes payable	116,697	(116,697)	A	-
Accounts payable	239,072	(239,072)	A	-
Accrued liabilities	166,671	(166,671)	A	-
Total current liabilities	570,602	(570,602)		-

Long-term liabilities:
Long term debt, net of current maturities	737,310	(737,310)	A	-
Shareholder payables	560,735	(560,735)	A	-
Deferred tax liability	223,069	-		223,069
Other long-term liabilities	74,976	(74,976)	A	-
Total long-term liabilities	1,596,090	(1,373,021)		223,069
Total liabilities	2,166,692	(1,943,623)		223,069

Shareholders' equity:
Common stock	79	-		79
Paid in capital	5,316,713	(3,823,904)	A	1,492,809
Treasury stock	(768,150)	-		(768,150)
Retained deficit	(1,082,907)	669,095	A	(413,812)
Total shareholders' equity	3,465,735	(3,154,809)		310,926

Total liabilities and shareholders' equity	$ 5,632,427	$ (5,098,432)		$ 533,995

(1) Related to oil and gas operations

 UNAUDITED PRO FORMA CONDENSED
BALANCE SHEET
December 31, 2001

The following footnote should be read in understanding the pro forma adjustments to the unaudited Pro Forma Condensed Financial Statements:

A.        Adjustment to eliminate the assets and liabilities related to certain oil and gas properties and operations, which were transferred to a wholly-owned subsidiary (Founders Industries, Inc.) in exchange for the subsidiary's common stock. The Registrant subsequently spun-off its shares of the subsidiary to its shareholders effective February 8, 2002, on a pro rata basis.

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Years Ended June 30, 2002 and 2001

The unaudited Pro Forma Condensed Statements of Operations for the years ended June 30, 2002 and 2001 give effect to the spin-off of Founders Industries, Inc. ("Founders") by SkyLynx Communications, Inc. ("SkyLynx" or the "Registrant", known as Basic Technologies, Inc. at the time of the spin-off) as if the spin-off occurred at the beginning of each period presented. The unaudited Pro Forma Condensed Statements of Operations are based upon the historical financial statements of the Registrant. Effective December 13, 2001, SkyLynx transferred to Founders all of the assets and liabilities of SkyLynx's operating subsidiaries solely in exchange for shares of common stock of Founders. Effective February 8, 2002, SkyLynx declared a dividend to spin-ff its shares in Founders to its shareholders on a pro rata basis. The spin-off will be paid after a Registration Statement covering the distribution of the Founders shares has been declared effective by the SEC. The following unaudited Pro Forma Condensed Statements of Operations give effect to the spin-off of Founders by SkyLynx.

The pro forma adjustments and the resulting unaudited Pro Forma Condensed Statements of Operations have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The unaudited Pro Forma Condensed Statements of Operations have been prepared for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted if the spin-off had been consummated at the beginning of the periods indicated, nor that which may be achieved in the future. Furthermore, the unaudited Pro Forma Condensed Statements of Operations do not reflect changes that may occur as the result of post-spin-off activities and other matters.

The unaudited Pro Forma Condensed Statements of Operations and notes thereto should be read in conjunction with the audited financial statements of the Registrant in its Annual Reports on Form 10-KSB for the years ended June 30, 2002 and 2001.

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2002
	SkyLynx			SkyLynx
	Communications,	Founders		Communications,
	Inc.	Industries,		Inc.
	As Reported	Inc. (1)		Pro Forma

Revenues	$ 172,295	(172,295)	A	-
Cost of sales	-	-		-
Gross profit	172,295	(172,295)		-

Operating expenses:
Selling, general and administrative	718,237	(669,926)	A	48,311
Amortization and depreciation	47,027	(46,472)	A	555
Bad debt expense	3,103	(3,103)	A	-
Total operating expenses	68,367	(719,501)		48,866

Net loss before interest and taxes	(596,072)	547,206	A	(48,866)
				-
Interest income	2,369	(2,369)	A	-
Interest expense	(50,414)	39,221	A	(11,193)
Loss before income taxes	(644,117)	584,058		(60,059)

Other income (expense):
Gain (loss) on asset/debt disposition	(1,018)	1,018	A	-
Gain (loss) on lawsuit settlement	5,062	(5,062)	A	-
Gain (loss) on distribution of Founders' stock	307,738	(307,738)	A	-
Deferred tax benefit	64,551	(64,551)	A	-
Total other income (expense)	376,333	(376,333)		-

Net loss	$ (267,784)	$ 207,725		$ (60,059)

Net loss per share:
Basic	$ (0.03)	$ 0.02	A	$ (0.01)
Shares used for computing net loss per share	8,926,134	-		8,926,134

(1) Oil and gas operations for the six months ended December 31, 2001

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001
	SkyLynx			SkyLynx
	Communications,	Founders		Communications,
	Inc.	Industries,		Inc.
	As Reported	Inc. (1)		Pro Forma

Revenues	$ 420,977	$ (420,977)	A	$ -
Cost of sales	7,298	(7,298)	A	-
Gross profit	413,679	(413,679)		-

Operating expenses:
Selling, general and administrative	757,047	(407,633)	A	349,414
Amortization and depreciation	160,537	(158,326)	A	2,211
Bad debt expense	7,461	(7,461)	A	-
Total operating expenses	925,045	(573,420)		351,625

Net loss before interest and taxes	(511,366)	159,741		(351,625)
				-
Interest income	2,177	(2,177)	A	-
Interest expense	(90,418)	138,303	A	47,885
Loss before income taxes	(599,607)	295,867		(303,740)

Other income (expense):
Gain (loss) on asset/debt disposition	6,547	(6,547)	A	-
Gain (loss) on lawsuit settlement	(77,378)	77,378	A	-
Gain (loss) on distribution of Founders' stock.	-	-		-
Deferred tax benefit	210,938	(210,938)	A	-
Total other income (expense)	140,107	(140,107)		-

Net loss	$ (459,500)	$ 155,760		(303,740)

Net loss per share:
Basic	$ (0.06)	$ 0.02	A	$ (0.04)
Shares used for computing net loss per share	7,855,555	-		7,855,555

(1) Oil and gas operations for the year ended June 30, 2001

UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Years Ended June 30, 2002 and 2001

 The following footnote should be read in understanding the pro forma adjustments to the unaudited Pro Forma Condensed Financial Statements:

A.      Adjustment to eliminate the operations of certain oil and gas properties and operations, which were transferred to a wholly-owned subsidiary (Founders Industries, Inc.) in exchange for the subsidiary's common stock. The Registrant subsequently spun-off its shares of the subsidiary to its shareholders effective February 8, 2002, on a pro rata basis.
(c)	Exhibits
*	1.0	Trust Agreement dated June 15, 2002.
_________________________________
*	Incorporated by reference from the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 as filed with the Commission on October 15, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SKYLYNX COMMUNICATIONS, INC.,
Date: November 20, 2003	By: /s/ Gary L. Brown Gary L. Brown, President